DEED OF TRUST
                           AND SECURITY AGREEMENT
                          WITH ASSIGNMENT OF RENTS


   THIS DEED OF TRUST is made as of this 21st day of December, 1992 by and among Executive Telecard, Inc. ("Trustor"), the Public Trustee of the City and County of Denver, State of Colorado ("Trustee"), and The Capitol Life Insurance Company, a Colorado corporation ("Beneficiary").

   FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Trustor hereby irrevocably conveys to Trustee, IN TRUST, WITH POWER OF SALE, under and subject to the terms and conditions hereinafter set forth, for the benefit and security of Beneficiary, the real property known and described as follows:

        Lots 11 and 12 and Lots 43 to 48 inclusive,
        Block 3, Warren's University Heights,
        City and County of Denver State of Colorado

        also known as 4260 East Evans Avenue
        Denver, Colorado

   TOGETHER WITH all rents, issues and profits of the Real Property, subject however, to the right, power and authority hereinafter given to Trustor to collect and apply such rents, issues and profits;

   TOGETHER WITH all streets, roads, easements, rights-of-way, licenses, and other rights used in connection therewith or as a means of access thereto and, all tenements, hereditaments and appurtenances thereof;

   TOGETHER WITH any and all buildings and improvements belonging to Trustor now or hereafter erected or placed thereon, including without limitation any and all fixtures, attachments, appliances, equipment, machinery and other articles of property, whether real or personal, now or hereafter attached or affixed to, placed upon or used in connection with said buildings and improvements (the "Improvements");

   TOGETHER WITH any and all compensation, awards, payments or rights thereto by reason of any public improvement or condemnation proceeding, or by a sale or transfer in lieu of condemnation proceeding, or any other taking of all or any portion of the Trust Estate (as hereinafter defined); and

   TOGETHER WITH all the estate, interest, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or hereafter acquires in all or any portion of the property hereby conveyed to the Trustee (the Real Property, the Improvements and all other rights, interests and things conveyed to the Trustee by this Deed of Trust being herein referred to as the "Trust Estate");

   FOR THE PURPOSE OF SECURING:

   A. The due and punctual payment of each sum now or hereafter due from Trustor to Beneficiary, including, without limitation, all sums due under that certain promissory note of even date herewith between Trustor as maker and Beneficiary as payee, in the principal amount of U.S. $176,250.00 (the "Note"), the full and final balance of which shall be due and payable on December 21, 1997 and the due and punctual performance of each and every other obligation now or hereafter existing of Trustor to Beneficiary, pursuant to the provisions hereof and any other agreements, documents or instruments now or hereafter securing or relating to the indebtedness secured hereby. The Note, this Deed of Trust and such other documents are sometimes referred to as "The Agreements".

   B. The payment of all sums paid or expended by Beneficiary to protect the Trust Estate, with interest thereon at the rate of 12% per annum, compounded annually;

   C. The performance of all obligations of Trustor set forth herein; and

   D. The payment of any sums and interest thereon which may hereafter be lent to Trustor, or its successors or assigns, by Beneficiary, which are evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

   To the extent any portion of the Trust Estate consists of personal property and to the extent that such personal property is not specifically covered by a separate Security Agreement, the Deed of Trust constitutes a security agreement and Trustor hereby grants, conveys to and creates in Beneficiary a security interest in such property in accordance with the Colorado Uniform Commercial Code. Without limiting the generality of the foregoing, it is intended that this Deed of Trust provide Beneficiary with a security interest in: (a) all building materials, fixtures, equipment and other personal property owned by the Trustor to be incorporated into the Improvements; (b) all interest of Trustor in all goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings and other personal property which are now or may hereafter be appropriated for use on (whether such items are stored on the Real Property or elsewhere), located on, or used in connection with the Real Property and/or the Improvements, and all proceeds therefrom.

   Maker hereby consents to the personal jurisdiction of the state and federal courts of the State of Colorado.

   Regardless of the place of its execution, this note shall be construed and enforced in accordance with the laws of the State of Colorado.


EXECUTIVE TELECARD, INC.



By:/s/Pam Molitor
Title: Accounting Manager


Attest:----------------------
By:--------------------------
Title:-----------------------




                                  ARTICLE I
                     COVENANTS AND AGREEMENTS OF TRUSTOR

   To protect the security of this Deed of Trust, Trustor hereby covenants and agrees as follows:

   1.01. PERFORMANCE OF SECURED OBLIGATIONS. To pay or otherwise perform all obligations secured hereby in accordance with their terms. For the purposes of this Deed of Trust all sums expended by Beneficiary or Trustee pursuant to the provisions hereof shall be payable on demand.

   1.02. MAINTENANCE, REPAIR, ALTERATIONS. To keep the Trust Estate in good condition and repair; not to remove, demolish or structurally alter any Improvement located on the Real Property, except with the prior written consent of Beneficiary; to complete or restore promptly and in good and workmanlike manner any Improvement which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; not to commit or permit waste thereof; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the Trust Estate or any portion thereof may be necessary, the specific enumerations herein not excluding the general; and not to leave the Trust Estate unprotected, unguarded or deserted. Trustor shall not be required to obtain written consent of the Beneficiary for any customary tenant finish or interior remodeling so long as any changes made do not structurally alter any exterior walls or foundations.

   1.03. PROPERTY INSURANCE. To keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included within the term "extended coverage" in an amount at least equal to the lesser of (1) the insurable value of the Property or (2) an amount sufficient to pay the sums secured by this Deed of Trust as well as any prior encumbrance on the Property. All of the foregoing shall be known as "Property Insurance".

          The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender's right to reject the chosen carrier for reasonable cause. All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least thirty (30) days before cancellation, termination or any material change of coverage. Insurance policies shall be furnished to Lender at or before closing. Lender shall have the right to hold the policies and renewals thereof.

   1.04. DELIVERY OF POLICIES, PAYMENT OF PREMIUMS. To furnish to Beneficiary a copy of each such policy of insurance, and at least thirty
(30) days prior to the expiration of each such policy, to furnish to Beneficiary evidence satisfactory to Beneficiary of the continuation of insurance coverage to the satisfaction of Beneficiary. In the event Trustor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by Section 1.03 hereof, Beneficiary may procure such insurance and Trustor will pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor the amount of all such premiums together with interest thereon at the default rate set forth in the Agreements shall be secured by this Deed of Trust. Beneficiary shall not be responsible for or incur and liability for the insolvency of the insurer or the inadequacy of the insurance even though Beneficiary may have procured the insurance.

   1.05. INSURANCE PROCEEDS. After the happening of any casualty insured against, to give prompt written notice thereof to Beneficiary and deliver or cause delivery of all resulting insurance proceeds to Beneficiary. All or part of any such proceeds may, as Beneficiary may elect, be held by Beneficiary on account of the obligations secured hereby, whether such obligations are unmatured or contingent or otherwise, be used, upon such terms and conditions as Beneficiary may specify, in the repair and restoration of the Trust Estate or may be released to Trustor upon such terms and conditions as Beneficiary may specify, all without curing or waiving any default or notice of default hereunder or invalidating any act done pursuant to such notice. Any balance may be retained by Beneficiary to be held on account of the obligations secured hereby, whether such obligations are unmatured or contingent or otherwise, or delivered to Trustor as Beneficiary may elect.

   1.06. ASSIGNMENT OF POLICIES UPON FORECLOSURE. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the entire Trust Estate in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by this Deed of Trust shall inure to the benefit of any pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate.

   1.07.  TAXES AND IMPOSITIONS.

          (a) To pay, prior to delinquency, all real property taxes and assessments whatsoever which are assessed or imposed upon or become due and payable and which create or appear to create a lien upon the Trust Estate or any part thereof or any personal property, equipment or other facility used in the operation thereof (all of which taxes, assessments and other governmental taxes are hereinafter referred to as "Impositions"); provided, however, that if by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same respectively become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

          (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to paragraph
(a) hereof, or (ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes or assessments of fees shall be deemed to be included within the term "Impositions" as defined in (a) hereof, and Trustor shall pay and discharge the same as herein provided in respect of the payment of Impositions or, at the option of Beneficiary, all obligations secured hereby together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

          (c) Subject to the provisions of paragraph (d) of this Section 1.07, Trustor covenants to furnish Beneficiary within thirty (30) days after the date upon which any such Imposition is payable by Trustor, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

          (d) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings diligently prosecuted but Trustor's doing so shall not relieve, modify or extend Trustor's covenant to pay any such Imposition at the time and in the manner provided in this Section 1.07, unless (i) the legal proceeding shall operate to prevent the sale of the Trust Estate or any part thereof to satisfy such Imposition prior to final determination of such proceedings; or (ii) Trustor shall have provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of such proceedings.

   1.08. UTILITIES. To pay when due all utility charges, whether incurred by Trustor or not, which may become a charge or lien against the Trust Estate for gas, electricity, water and sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

   1.09. LEASES AND OTHER AGREEMENTS. To perform all covenants and agreements contained in any lease or sublease of all or any portion of the Trust Estate; and not to collect any advance rentals under any lease or sublease of all or any portion of the Trust Estate in an amount in excess of three (3) months' rent thereunder without Beneficiary's prior written consent which shall not be unreasonably withheld.

   1.10. ACTIONS AFFECTING TRUST ESTATE. To appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of beneficiary or trustee; and to pay all costs and expenses including costs of evidence of title and reasonable attorneys' and accountants' fees in any such action or proceeding in which Beneficiary or Trustee may appear, in any suit brought by Beneficiary to foreclose this Deed of Trust or in any sale under the power of sale contained herein. Any amounts paid by Beneficiary or Trustee pursuant to this Section, with interest thereon, shall become additional indebtedness of Trustor to Beneficiary payable on demand and secured by this Deed of Trust. Nothing contained in this Section shall require Beneficiary or Trustee to incur any expense or do any act hereunder.

   1.11. TRANSFER OF TRUST ESTATE BY TRUSTOR. Except as permitted by the terms of the Agreements, Trustor shall not transfer or permit to be transferred all or part of the Trust Estate without the prior written consent of Beneficiary. Consent to one such transfer shall not be deemed to be a waiver of the right to require consent to future or successive transfer. As used herein, "transfer" shall mean (i) the sale, encumbrance, pledge, conveyance, transfer, lease, or hypothecation of or agreement to sell, encumber, pledge, convey, transfer, lease, or hypothecate the Trust Estate or any portion thereof or interest therein, whether voluntarily, involuntarily, by operation of law or otherwise, or
(ii) the change in ownership and/or control of Trustor. No such transfer shall relieve Trustor of its obligations under these agreements or the note.

   1.12. EMINENT DOMAIN. Should the Trust Estate or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or by a sale or other transfer in lieu of condemnation or other taking; or should Trustor receive any notice or other information regarding such proceeding, Trustor shall give prompt written notice thereof to Beneficiary and:

          (a) Beneficiary, to the extent of the total indebtedness secured by this deed of trust, shall be entitled to all compensation, awards and other payments or relief therefor, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceedings. Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damages. All such compensation, awards, damages, rights of action and proceeds awarded to Trustor (the "Condemnation Proceeds") may be held by Beneficiary on account of the obligations secured hereby, whether such obligations are unmatured or contingent or otherwise, be used, upon such terms and conditions as Beneficiary may specify, or may be released to Trustor upon such terms and conditions as Beneficiary may specify.

Any balance may be retained by Beneficiary to be held on Account of the obligations secured hereby, whether such obligations are unmatured or contingent or otherwise, or delivered to Trustor as Beneficiary may elect.

          (b) In the event any portion of the Trust Estate is so taken or damaged, and Beneficiary's security hereunder is not materially impaired, and in the event Trustor is not then in default hereunder, Beneficiary shall deliver, to the extent reasonably required, all Condemnation Proceeds to Trustor to be used in the repair and restoration of the Trust Estate upon such terms and conditions as Beneficiary may specify without curing or waiving any default or notice of default hereunder or invalidating any act done pursuant to such notice. Any balance may be retained by Beneficiary to be held on account of the obligations secured hereby, whether such obligations are unmatured, contingent or otherwise, or delivered to Trustor as Beneficiary may elect.

   1.13.  INSPECTIONS.   Beneficiary or its agents, representatives or
workmen, are authorized to enter at any reasonable time, with 24 hours advance notice, upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust or the Agreements.

   1.14. SUCCESSORS AND ASSIGNS. This Deed of Trust applies, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assign. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

   1.15. LIENS. To pay and promptly discharge, at Trustor's cost and expense, all liens, encumbrances and charges upon the Trust Estate or any part thereof; provided that the existence of any mechanic's, laborers, materialman's, supplier's or vendor's lien or right thereto shall not constitute a violation of this Section if payment is not yet due under the contract which is the foundation thereof and if such contract does not postpone payment for more than sixty (60) days after the payment therefor is or becomes due. Trustor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge provided Trustor shall first deposit with or provide Beneficiary a bond or other security satisfactory to Beneficiary in such amounts and form as Beneficiary shall reasonably require and provided further that Trustor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed or discharged. If Trustor shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring discharge of such lien in such other manner as is or may be authorized by law. Trustor shall provide Beneficiary with mechanics' lien insurance in form and at times satisfactory to Beneficiary.

   1.16. DEPOSITS, IMPOUNDS. In the event of any failure of Trustor to pay any Impositions as they become due and a sale of the property or a lien in the property may result, Beneficiary may, but is not obligated to, require Trustor to deposit with Beneficiary at times required by Beneficiary an amount equal to all past due Impositions and in addition, an amount equal to the pro rata portion on a monthly basis of the next installment of Impositions, payments on bonds, assessments, insurance and/or other items, for which Trustor may be liable and affecting all or any portion of the Trust Estate. In the event Beneficiary elects to require any such deposit, Beneficiary will estimate the amount of such items annually, and in the event the amounts deposited are in excess of the actual charges for which they are deposited, subject to the limitations of Colorado law, Beneficiary may return such amounts, or at its option, may hold the same and reduce the required monthly installments proportionately for the ensuing year. In the event there is not a sufficient amount on deposit with Beneficiary thirty (30) days prior to the date the Impositions, payments on bonds, assessments, insurance and/or other items become delinquent, Beneficiary may require Trustor to deposit, at least ten (10) days prior to said date, such additional amounts.
Except as otherwise provided herein, in the event Beneficiary elects to require any such deposit, Beneficiary will use the amounts deposited to pay the items for which the deposit was made. Trustor will deliver to Beneficiary all tax bills thirty (30) days prior to any delinquent date. In the event of default of Trustor, Beneficiary may at its option hold the amounts deposited with Beneficiary on account of all or any part of the obligations secured hereby, whether such obligations are unmatured, contingent or otherwise.

   Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section. Beneficiary may commingle said funds with its own funds, and Trustor shall be entitled to no interest thereon.

   1.17. HOMESTEAD EXEMPTION; MARSHALING OF ASSETS. Trustor shall not have nor assert any right under any statute or rule of law pertaining to the marshaling or separate sale of Trustor's assets, including the Trust Estate, or to the exemption of homestead or other exemption under and by virtue of any law of the State of Colorado now existing or which may hereafter be passed in relation thereto.

   1.18.  COMPLIANCE WITH LAWS.

          (a)  Generally.

               Trustor shall comply with all laws, ordinances, regulations, easement agreements, covenants, conditions and restrictions affecting the Trust Estate or the operation thereof. Trustor shall not cause, permit nor suffer any violation of any of the foregoing and shall pay all fees or charges of any kind in connection therewith.

          (b)  Environmental Laws.

               For purposes hereof, the phrase "Hazardous Materials" shall mean and include any oil, hazardous substance, regulated substance (regulated substances defined under 42 U.S.C. Section 6991(2)), pollutant, contaminant, hazardous waste, hazardous material, dangerous waste, extremely hazardous waste, toxic waste, asbestos or air pollution, as any such term or similar term is now or hereafter defined, used or understood in or under any federal, state, county, city or other governmental statute, rule, ordinance, order or regulation which relates in any way to the protection of the environment (the "Environmental Laws"). In no event shall Trustor bring onto, store upon, bury, use upon, emit or release from, nor knowingly allow to be brought onto, stored upon, buried, used upon, or emitted or released from, the Trust Estate or the Improvements, any Hazardous Materials in violation of any Environmental Laws. Trustor shall not cause nor permit any underground storage tanks containing Hazardous Materials to be installed. Trustor shall indemnify and hold Beneficiary, its officers, directors and agents, harmless from any claim, cost, damage or expense, including attorneys' fees, monitoring costs, response costs and penalties, incurred by Beneficiary arising from events or activities which occurred or will occur after Trustor acquired title to the Trust Estate and prior to Beneficiary acquiring title to the Trust Estate through foreclosure or deed in lieu of foreclosure with respect to any breach or breach alleged by third parties of these warranties and covenants.

                                 ARTICLE II
                             ASSIGNMENT OF RENTS

   2.01. ASSIGNMENT OF RENTS AND LEASES. Trustor hereby absolutely grants, transfers and assigns to Beneficiary all rents, royalties, issues, Profits and income ("Rents") now or hereafter due or payable for the occupancy or use of all or any portion of the Trust Estate and/or any personal property of Trustor located thereon (excluding, however, any furniture, furnishings, fixtures and equipment used by Trustor in connection with Trustor's occupancy of any office space within the Real Property), and all of Trustor's right, title and interest in and to any and all leases ("Leases"), with all security therefor including all guarantees thereof and all options to purchase, now or hereafter affecting the Trust Estate or any personal property of Trustor located thereon; provided, however, Trustor shall have the right to collect, retain, use and enjoy such Rents prior to any Event of Default hereunder. Failure of Beneficiary at any time or from time to time to enforce this assignment shall not in any manner prevent its subsequent enforcement and Beneficiary shall not be obligated to collect anything hereunder, but is accountable only for sums actually collected by Beneficiary.

   2.02. FURTHER PROMISES. Trustor agrees to cooperate with Beneficiary to execute any additional documents or take any other steps reasonably necessary to perfect or maintain the Dead of Trust, mortgage and security interests herein created.

   2.03. DEDUCTIONS. Trustor agrees that Beneficiary shall be entitled to deduct and retain from monies received by Beneficiary hereunder a just and reasonable compensation for Beneficiary's services or that of its agents in collecting rents. Any monies received by Beneficiary hereunder may be applied when received from time to time in payment of any taxes, assessments or other liens affecting the Trust Estate or to the indebtedness secured by this Deed of Trust regardless of delinquency, such application to be in such order, at such times and to such extent as Beneficiary may determine, or any or all of said monies may be released at its option. The acceptance of this Deed of Trust by Beneficiary or the exercise of any rights by it hereunder shall not be, or be construed to be, an affirmation by it of any tenancy, lease or option, nor an assumption of any liability under any such tenancy, lease or option.

   2.04. ELECTION UPON DEFAULT. Upon any event of default hereunder which has not been cured by Trustor in accordance with the applicable provisions of this Deed of Trust, Beneficiary may at any time either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the obligations hereby secured, enter upon and take possession of all or any portion of the Trust Estate, in its own name sue for or otherwise collect Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including without limitation reasonable attorneys' and accountants' fees, in such order as Beneficiary may determine upon any obligations secured hereby, whether such obligations are unmatured, contingent or otherwise. The collection of such Rents or the entering upon or taking possession of all or any portion of the Trust Estate, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to such notice.

                                 ARTICLE III
               DEFAULTS BY TRUSTOR AND BENEFICIARY'S REMEDIES

   3.01.  EVENTS OF DEFAULT.

          Any of the following events shall constitute an Event of
Default:

          (i) occurrence of a default in any payment of principal or interest on the Note secured hereby; or

          (ii) the occurrence of a default under the Agreements, as they may be modified, supplemented or amended, failure of Trustor to perform any of its obligations under this Deed of Trust, or failure of Trustor to cure within five (5) days of notice thereof any default under any encumbrance charged against the Trust Estate with priority over this Deed of Trust; or

          (iii) after commencement of construction, if any, on the Real Property and prior to completion, work ceases or is not diligently prosecuted for a period of thirty (30) consecutive days exclusive of days lost by reason of war, insurrection, strikes, lockouts, riots, floods, earthquakes, fires, casualties, acts of God, acts of the public enemy, epidemics, quarantine restrictions, freight embargoes, litigation, or unusually severe weather (being inclement weather in excess of twenty (20) days per year); or the Trust Estate is damaged or destroyed by casualty not covered by any insurance policy in favor of Trustor unless Trustor resumes the work or commences the repair of such damage or destruction within thirty (30) days from the occurrence thereof; or

          (iv) any construction, service, engineering, consulting, architectural or other similar contract relating to the Trust Estate is terminated for any reason without Beneficiary's prior written consent, or there shall be any default by Trustor under any such contract; or

          (v) Trustor (as defined in the Agreements) becomes insolvent or admits in writing its inability to pay its debts as they mature; or Trustor makes any assignment for the benefit of creditors; or Trustor applies for or consents to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; or

          (vi) any of Trustor's representations or warranties made herein or in any statement or certificate at any time given by Trustor pursuant hereto or in connection herewith is false or misleading in any material respect; or

          (vii) any order, judgment or decree is entered against Trustor decreeing the dissolution or division of Trustor or Guarantor and such order remains undischarged or unstayed for a period in excess of thirty (30) days; or

          (viii) any bankruptcy, insolvency, reorganization or liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Trustor; or

          (ix) any money judgment, writ or warrant of attachment, or similar process is entered or filed against Trustor or any of its assets and remains unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or Trustor has not appealed the same in good faith to Beneficiary's satisfaction; or

          (x) any mechanic's lien or materialman's lien or other similar lien or charge is recorded or filed on or against the Trust Estate, or any stop notice or other similar notice of order is filed or made, and such lien, charge, order or notice is not bonded against in amount satisfactory to Beneficiary, satisfied, removed or stayed by appropriate proceedings diligently contested in good faith to Beneficiary's satisfaction within thirty (30) days thereafter; or

          (xi) any material default by Trustor under any agreement involving the borrowing of money or credit which would, in the sole opinion of Beneficiary, impair Trustor's ability to perform its respective obligations under the Agreements; or

   3.02. REMEDIES. Upon the occurrence and during the continuance of any default under this Deed of Trust, Beneficiary at its option and with notice to Trustor as required by law may do any one or more of the following:

          (a) Commence an action to foreclose this Deed of Trust by judicial action;

          (b) Elect to foreclose this Deed of Trust pursuant to the power of public sale contained herein;

          (c) In person, or through Beneficiary's agent or a receiver appointed by a court, take possession of all or part of the Trust Estate and collect all rents relating thereto; and/or

          (d) Exercise any or all rights of Beneficiary pursuant to this Deed of Trust, the Agreements, or now or hereafter existing at law, in equity or by statute in such order, at such times and in such manner as Beneficiary may, in its sole and exclusive judgment, determine.

   3.03. FORECLOSURE BY POWER OF SALE. Should Beneficiary elect to foreclose this Deed of Trust pursuant to the power of public sale contained herein, Beneficiary shall (i) deliver to Trustee a written notice of default and election to cause Trustor's interest in the Trust Estate to be sold, and (ii) deposit with Trustee this Deed of Trust, the Agreements and such receipts or evidence of expenditures made and secured hereby as Trustee may require.

          (a) Upon receipt of such notice from Beneficiary, Trustee shall give notice of sale and shall sell the Trust Estate according to the laws of Colorado.

          (b) After deducting all costs, fees and expenses of Trustee and of this trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the rate set forth in the Agreements, all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto.

   3.04.  APPOINTMENT OF RECEIVER.  If an Event of Default described in
Section 3.01 of this Deed of Trust shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, may apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as contemplated in or by this Deed of Trust and shall be entitled to continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate, unless such receivership is sooner terminated. Beneficiary shall promptly notify Trustor of an application by Beneficiary for the appointment of any receiver, but Beneficiary's failure to do so shall not invalidate such application or the appointment or any act of any receiver, affect any of Trustor's obligations to Beneficiary, or give rise to any right, claim or defense on the part of Trustor.

   3.05. REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon Beneficiary or Trustee is intended to be exclusive of any other remedy herein, in the Agreements, or in any other agreement between Trustor and Beneficiary or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder, under the Agreements or now or hereafter existing at law, in equity or by statute. Every power or remedy given by this Deed of Trust or by the Agreements to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

   3.06. NONWAIVER OF REMEDIES. No waiver of any breach or default under any provision of this Deed of Trust shall constitute or be construed as a waiver by Beneficiary of any subsequent breach of or default under that or any other provision of this Deed of Trust.

                                 ARTICLE IV
                          MISCELLANEOUS PROVISIONS

   4.01. NOTICES. Except as otherwise provided herein, all notices required or permitted to be given herein shall be in writing and shall be personally served or sent by mail and shall be deemed to have been given when deposited in the mail, registered, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof as provided in this section) shall be as follows:

          Beneficiary:   THE CAPITOL LIFE INSURANCE COMPANY
                         1597 Cole Boulevard, Bldg. 15, Suite 305
                         Golden, Colorado 80401-3414

                         Attention:  Hugh Fallon

          Copy to:       Minor & Brown, P.C.
                         650 S. Cherry Street
                         Suite 1100
                         Denver, CO 80222

                         Attention:  John A. Logan, Esq.


          Trustor:       EXECUTIVE TELECARD, INC.
                         4260 East Evans Avenue
                         Denver, CO 80222

          Copy to:       Rider and Woulf, P.C.
                         11246 E. Mississippi Avenue
                         Aurora, CO 80012

                         Attention: Steven R. Rider, Esq.

   4.02. ASSIGNABILITY. This Deed of Trust shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, provided, however, that Trustor may not assign this Deed of Trust or any of its rights or obligations under this Deed of Trust without the prior written consent of Beneficiary.

   4.03. HEADINGS. Headings of the articles and sections of this Deed of Trust are inserted for convenience only and shall not be deemed to constitute a part hereof.

   4.04. MODIFICATIONS. This Deed of Trust cannot be changed, modified or supplemented except in writing signed by the party against whom enforcement of such change, modification or supplement is sought.

   4.05. PAYMENT ON NONBUSINESS DAYS. Whenever any payment to be made hereunder shall be due on a Saturday, Sunday or public holiday under the laws of the jurisdiction in which payment is to be made, such payment may be made on the next succeeding business day and such extension of time shall be included in computing any interest in connection with such payment.

   4.06.  MODIFICATIONS OF SECURITY.

          (a) Without affecting the liability or obligations of any person, including Trustor, for the performance of any obligations secured hereby (excepting only any person or property otherwise expressly released in writing by Beneficiary), Beneficiary may from time to time and without notice release any person liable for payment of any of said indebtedness or the performance of said obligations, extend the time of payment or otherwise alter the terms of any of said obligations, accept additional security therefor of any kind, including trust deeds or mortgages, or alter, substitute or release any property securing said obligations.

          (b) Upon request of Beneficiary, Trustor shall reexecute, reacknowledge and rerecord this Deed of Trust, or execute, acknowledge, deliver and record a new instrument or instruments, and do all other acts and things necessary to correct any defect, error or omission which may be discovered herein or to preserve the validity and the efficacy hereof as a conveyance of an continued encumbrance upon the Trust Estate, but such acts shall neither extend nor modify Trustor's liability or obligations hereunder.

   4.07. RELEASE. The Trustor may, upon production of this Deed of Trust duly canceled, release this Deed of Trust without further showing as to additional sums or expenditures advanced hereunder by Beneficiary and without liability for so doing, and such release shall constitute a release of a lien of all such additional sums and expenditures made pursuant to this Deed of Trust.

   4.08. ACTIONS BY TRUSTEE AND/OR BENEFICIARY TO PRESERVE TRUST ESTATE. Should Trustor fail to make any payment or to do any act as herein provided, Beneficiary, but without obligation to do so and with notice as required by law to or demand upon Trustor and without releasing Trustor from any obligation hereof or secured hereby, may within such times and in such manner as Beneficiary may deem reasonable make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers), Beneficiary shall have and is hereby given the rights (i) to make additions, alterations, repairs and improvements to the Trust Estate which it may consider necessary or proper to keep the Trust Estate in good condition and repair, (ii) to appear in and defend any action or proceeding purporting to affect the Trust Estate or any portion thereof or the rights or powers of Beneficiary, (iii) to pay, purchase, contest or compromise any encumbrance, charge, or lien which in its judgment appears to be prior or superior hereto, and (iv) in exercising any such powers, to pay necessary expenses, employ counsel, accountants and other assistants and pay their reasonable fees. Any amounts disbursed by Beneficiary pursuant to this Section shall be additional indebtedness of Trustor and shall bear interest from the date of disbursement at the default rate set forth in the Agreements. Nothing herein shall require Beneficiary to incur any expense or do any act hereunder.

   4.09. STATUTES OF LIMITATIONS. The pleading of the statutes of limitation as a defense of this Deed of Trust, or any and all obligations referred to herein or secured hereby, is hereby waived to the full extent permissible by law.

   4.10. GOVERNING LAW. This Deed of Trust shall be governed by and construed according to the laws of the State of Colorado.

   IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first set forth above.


TRUSTOR                        BENEFICIARY

Executive Telecard, Inc.       The Capitol Life Insurance Company


By:/s/Pam Molitor              By:/s/Hugh Fallon
Title:Accounting Manager          Hugh Fallon
                                  Executive Vice President

Attest:---------------
By:-------------------
Title:----------------




STATE OF COLORADO              )
                               )  ss.
COUNTY OF DENVER               )

          Subscribed, sworn to, and acknowledged before me this 21st day of December, 1992, by Pam Molitor as Accounting Manager of Executive Telecard, Inc.

          Witness my hand and official seal.

          My commission expires: 2-6-93



                                 /s/Linda R. Null
                                 Notary Public

( S E A L )




STATE OF COLORADO                )
                                 )  ss.
COUNTY OF DENVER                 )

          Subscribed, sworn to, and acknowledged before me this 21st day of December, 1992, by Hugh Fallon as Vice President of The Capitol Life Insurance Company.

          Witness my hand and official seal.

          My commission expires: 2-6-93



                                 /s/Linda R. Null
                                 Notary Public

( S E A L )